UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2008

NTN BUZZTIME, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-11460	31-1103425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5966 La Place Court Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 438-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 15, 2008, Trinad Capital Master Fund, Ltd. (“Trinad”), a holder of more than 5% of the outstanding common stock of NTN Buzztime, Inc. (the “Company”), sent the Company a letter requesting that the Company’s Board of Directors take certain immediate actions, including removal of existing members of the Board of Directors and appointment of new directors to fill the resulting vacancies. Trinad filed this letter with its Schedule 13D/A on January 18, 2008. The Company responded to this letter on February 7, 2008 and the Company’s response is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Letter from NTN Buzztime, Inc. to Trinad Capital Master Fund, Ltd., dated February 7, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NTN BUZZTIME, INC.

By:	/s/ Kendra Berger
Kendra Berger Chief Financial Officer

Date: February 8, 2008

EXHIBIT INDEX

Exhibit No.	Document

99.1	Letter from NTN Buzztime, Inc. to Trinad Capital Master Fund, Ltd., dated February 7, 2008.